August 7, 2012 | Hilton New York | New York, New York



623
0072
m³

2012 WESCO INVESTOR DAY

DRIVING GROWTH.
CREATING VALUE.

WESCO
DISTRIBUTION®

623

DRIVING GROWTH > CREATING VALUE

WESCO Investor Day 2012

Tuesday, August 7, 2012

Registration

1:00 pm	**Introduction** *Dan Brailer, Vice President, Investor Relations and Corporate Affairs*	
1:05 pm	**Welcome and WESCO Overview** *John J. Engel, Chairman, President, and Chief Executive Officer*	Tab 1
1:35 pm	**Sales, Margin, and Operations** *Steve Van Oss, Senior Vice President and Chief Operating Officer*	Tab 2
2:05 pm	**Canada** *Harald Henze, Group Vice President and General Manager*	Tab 3
2:25 pm	**Utility** *Andy Bergdoll, Group Vice President and General Manager*	Tab 4
2:45 pm	*Break*	
3:00 pm	**Communications and Security** *David Bemoras, Group Vice President and General Manager*	Tab 5
3:20 pm	**Global Accounts** *Kevin Kerby, Vice President*	Tab 6
3:40 pm	**Integrated Supply** *Paul Jeffries, Group Vice President and General Manager*	Tab 7
4:00 pm	**Financial Results and Expectations** *Ken Parks, Vice President and Chief Financial Officer*	Tab 8
4:30 pm	**Q&A and Closing Remarks** *John J. Engel, Chairman, President, and Chief Executive Officer*	Tab 9
	Appendix	Tab 10
5:00 pm	*Cocktail Reception*	
6:15 pm	*Dinner*

David Bemoras Group Vice President and General Manager Mr. Bemoras joined WESCO with the acquisition of Communications Supply Corporation (CSC) in 2006. He is responsible for WESCO’s communications and security business and the midwest region of industrial/construction operations in the U.S. He was the owner of a Chicago-based data communications distribution business that was acquired by CSC in 1997. Mr. Bemoras served as Vice President of Sales and Marketing for CSC from 1997 until two years after WESCO’s acquisition of CSC in 2006. Mr. Bemoras holds a BS in Marketing from Arizona State University. Andy Bergdoll Group Vice President and General Manager Mr. Bergdoll has served as the Group Vice President of Utility since 2007. He joined WESCO as part of the Communications Supply Corporation (CSC) acquisition where he was President of the Liberty Wire and Cable business. His prior experience includes significant management and leadership roles at Siemens, Booz Allen & Hamilton, and General Electric. Mr. Bergdoll holds a BS in Mechanical Engineering from Lehigh University and an MBA from Carnegie Mellon University. Harald Henze Group Vice President and General Manager Mr. Henze has worked in a variety of positions across Canada with WESCO since 1972. Mr. Henze left WESCO in 2001 to lead a North American security distributor, and rejoined WESCO to lead the Canadian operations in 2005. Mr. Henze was promoted to Group Vice President in 2010 and manages all WESCO operations in Canada, including the recent acquisitions of Brews Supply and Trydor Industries. Mr. Henze has been active in the electrical industry in Canada: he is past Chair of Electro-Federation Canada and he remains on the Board of Directors as a Senator. Paul Jeffries Group Vice President and General Manager Mr. Jeffries joined WESCO in 2006, and has held leadership positions at the branch, district, and region levels prior to assuming responsibility for the WESCO Integrated Supply business in 2011. Before joining WESCO, Mr. Jeffries began his distribution supply career in 1990 as the owner of an automation products distributor. Following the sale of his company to Rexel, Inc. in 2000, he joined Rexel and held a number of leadership roles. Mr. Jeffries holds a BS in Electrical Engineering from Auburn University, a BS in Engineering Sciences from the Air Force Academy, and an MBA from the Air Force Institute of Technology. Kevin Kerby Vice President Mr. Kerby joined WESCO in 2006 and is responsible for sales and service for our Global Account customers. Prior to joining WESCO, Mr. Kerby held senior sales and general management positions with Ariba. Previously, he was the controller for Federated Investors and was an officer in the U.S. Air Force. Mr. Kerby holds a BS in Mathematics from the University of Notre Dame and an MBA from the University of Dayton. John Engel Chairman, President, and Chief Executive Officer Mr. Engel was appointed President and Chief Executive Officer on September 1, 2009, and assumed the Chairman of the Board responsibilities in May 2011. Prior to this appointment, Mr. Engel served as WESCO’s Chief Operating Officer, beginning in July 2004. Before joining WESCO, Mr. Engel held significant general management, operations, and engineering roles with General Electric, Allied Signal, Perkin Elmer, and Gateway. Mr. Engel holds a BS in Mechanical Engineering from Villanova University and an MBA from the University of Rochester. Stephen Van Oss Senior Vice President and Chief Operating Officer Mr. Van Oss was appointed Senior Vice President and Chief Operating Officer on September 1, 2009. He is responsible for overseeing branch-based distribution operations and related headquarters and field support functions. Since joining WESCO in 1997, he has served as Director of Acquisitions Management, Director of Information Systems, and Senior Vice President and Chief Financial and Administrative Officer. Prior to joining WESCO, Mr. Van Oss had public accounting, finance, and general management experience working for Reliance Electric. Mr. Van Oss holds a BS in Accounting from Wright State University and an MS in Marketing and Finance from Cleveland State University. Ken Parks Vice President and Chief Financial Officer Mr. Parks was appointed Chief Financial Officer in June 2012 and has responsibility for all aspects of the company’s finance function. Mr. Parks comes to WESCO from United Technologies Corporation where most recently he served as Vice President and Chief Financial Officer for the Fire and Security division. Prior to that, he held positions in accounting, financial planning, and investor relations for United Technologies. Mr. Parks is a Certified Public Accountant and began his career with Coopers & Lybrand. He holds a BS from the University of Tulsa. Daniel Brailer Vice President, Investor Relations and Corporate Affairs Mr. Brailer joined WESCO in 1999 and has had a significant role in the enhancement of WESCO’s capital structure and in building a robust investor relations program. Currently, he is responsible for Investor Relations and Corporate Affairs, which includes Corporate Communications and Community Relations. Previously, Mr. Brailer served as Treasurer from 1999 to 2012, and as Corporate Secretary from 1999 to 2004. In addition, he has had responsibility for Legal Affairs and other corporate governance functions. Mr. Brailer holds both a BS and an MBA in Marketing and Management from West Virginia University. August 7, 2012 WESCO Investor Day Presenters 225 W. STATION SQUARE DRIVE, SUITE 700 PITTSBURGH, PENNSYLVANIA 15219 412-454-2200 NYSE: WCC | www.wesco.com

DRIVING GROWTH > CREATING VALUE John J. Engel Chairman, President, and Chief Executive Officer Welcome and WESCO Overview

2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO Investor Day 2012 Agenda • WESCO Overview − Strategic plan and progress − Business priorities − Value creation opportunity • Sales, Margin and Operations − Growth engines − Acquisition integration − Investment priorities − Margin expansion − LEAN for Sales and Operations • Growth Engines − Canada − Utility − Communications & Security − Global Accounts & Integrated Supply • Financials − Financial objectives and results − Cash generation and usage − Outlook • Q&A and Closing Remarks

4 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO Profile • Fortune 500 Company (NYSE: WCC) − Headquartered in Pittsburgh, PA − Approximately 7,500 employees − Approximately 400 locations in 14 countries • A leading provider of electrical, industrial, and communications MRO and OEM products, construction materials and advanced supply chain management and logistics services − Serving over 65,000 customers − Partnering with 18,000 suppliers − Over 1 million different products shipped annually • International operations and global sourcing capabilities …an industry leader Global Leader of Supply Chain Solutions that consistently delivers Superior Customer Value and Shareholder Returns ----------------- Known for the best customer service and the best people Providing customers the products and supply chain services they need for • MRO • OEM • Capital Projects Customer Value Proposition Vision

5 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO International Locations WESCO’s commercial presence outside the U.S. and Canada includes • Angola • Australia • Brazil • China • Czech Republic • England • Mexico • Singapore • Spain • United Arab Emirates …support expanding with customers around the world • Poland • Saudi Arabia • Scotland $330M estimated annual sales outside U.S. and Canada

6 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO Growth Strategy Growth strategy launched in 2009 • Established eight growth engines and six operational excellence initiatives • Initiated One WESCO • Increased investments • Provided greater transparency • Developed leaders and organization • Focused execution 2010, 2011 and first half 2012 results • Positive business momentum • Gaining share • Investments delivering results • Expanding global capabilities • Seven acquisitions closed through July 2012 • Strong earnings growth • Shareholder value creation …playing offense, and the execution is producing strong results

7 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO Results Sales vs. Prior Year Operating Margin (EBIT%) EPS 4.2% 2010 30 Versus prior year (basis points) 2011 5.4% 120 …focused on shareholder value creation $2.50 2010 2% Versus prior year Organic 2010 10% 8% 2011 21% 13% 2011 $3.96 58% 40 5.5% H1 2012H1 2012 11% 9% H1 2012 $2.18 25% Total Shareholder Return 106% 24% 26% 121% 118% 21% WCC S&P 500 Russell 2000 GMW FAST AXE (from January 1, 2010 to July 31, 2012)

DRIVING GROWTH > CREATING VALUE

WESCO Portfolio

Portfolio strengthened through organic growth and M&A…

Six Months Ended June 30, 2012



Markets & Customers
Construction
Non-Residential
Residential
32%
Utility
Investor Owned
Public Power
Utility Contractors
11%
CIG
Commercial
Institutional
Government
13%
Industrial
Global Accounts
Integrated Supply
OEM
General Industrial
44%
Products & Services
Wire, Cable & Conduit
18%
Distribution Equipment
13%
Lighting & Controls
9%
Controls & Motors
10%
General Supplies
35%
Data & Broadband Communications
15%

Portfolio Evolution

- Execution of growth engines shifting mix to higher growth end markets and greater business cycle balance
- Organic investment in higher growth geographic regions
- Acquisitions broadening products and services outside of electrical
- One WESCO focused on selling complete portfolio of products and services to each and every customer

…diversifying markets, customer base, product lines, and suppliers

8 WESCO Investor Day 2012

ID12 Engel Overview

9 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview Market Opportunity …large, fragmented market with trends favorable to WESCO Large, Fragmented Market Value of Distribution Needs ˗ Procurement ˗ Warehousing ˗ Logistics ˗ Supply Chain Management • Increased scale • Outsourcing • Global sourcing • Supply chain integrity • Growing interdependence • Financial strength and liquidity Needs ˗ Sales ˗ Marketing ˗ Delivery ˗ Service Market Trends Benefit WESCO • Thousands of electrical and industrial product manufacturers • Over 10,000 electrical and industrial distributors • Top five distributors have approximately 30% share of electrical distribution industry in North America • Over 75% of electrical products get to market through distribution • Continuing industry consolidation

DRIVING GROWTH > CREATING VALUE

Growth Engines

BUSINESS MODELS

1



Global Accounts & Integrated Supply

Global Accounts
Provides comprehensive supply chain solutions to Fortune 1000 and other multi-site companies for their MRO, OEM, and capital expenditure needs

Integrated Supply
Provides turnkey outsourcing solutions for MRO and OEM procurement and other supply chain needs

END MARKETS

2



Construction

3



Government

4



Utility

5



International

PRODUCT CATEGORIES

6



Communications & Security

7



Lighting & Sustainability

8



M&A Agenda

…support our profitable growth objectives

10 *WESCO Investor Day 2012*

ID12 Engel Overview

DRIVING GROWTH > CREATING VALUE

Operational Excellence Initiatives

1		Marketing Leadership	• Demand creation programs • Brand management • Dedicated specialists
2		Sales Management	• LEAN initiative for sales • Sales, territory and account management • Sales training and solution selling
3		Sourcing Effectiveness	• Category management • Volume leveraging • Inventory optimization
4		Pricing Effectiveness	• Price increase processes • Special pricing and rebate management • Margin Kaizen events
5		Service Excellence	• Voice of customer • KPI deployment and goal setting • e-Business
6		Talent Management	• Talent management process and programs • WESCO University • High performance culture

…LEAN is our foundation for operational excellence

11 WESCO Investor Day 2012

ID12 Engel Overview

12 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview One WESCO Product and Services Portfolio • Automation and Control • Broadband Communications • Data Communications • Electrical • Electromechanical • Electronics • Industrial MRO and Consumables • LEAN and Supply Chain Management Services • Lighting • Network and Physical Security • OEM • Solar • Utility • Wind • Wire and Cable …comprehensive supply chain solutions for our customers

13 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview One WESCO Value Proposition • Customers: full range of WESCO products, services, and solutions for their supply chain needs • Suppliers: increased sales through partnering with WESCO • Employees: increased employee engagement and customer satisfaction Why One WESCO • Improves competitiveness • Extends leadership position • Enables superior customer offering • Strengthens supplier relationships • Expands employee opportunities • Improves shareholder returns …integrating our multi-company heritage into one operating company One WESCO Progress 1. One WESCO “branding” 2. Sales rep, product specialist, and local branch collaboration for key customers 3. Combined operations in select geographies 4. Specialized training conducted via WESCO University 5. Extension of core capabilities across branch network (lead generation and qualification, global accounts, and integrated supply) 6. Incentive and commission plan adjustments to promote teamwork All translating into One WESCO customer wins

14 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview WESCO’s LEAN Journey …building a continuous improvement culture founded on LEAN Customer Focus Solution Categories WESCO LEAN Journey – The first decade • Centralized LEAN team with additional field resources • 6,000+ Kaizen events • Enterprise-wide application and results ˗ Focus on sales, operations and transactional processes ˗ Industry-leading value creation program for customers • LEAN leadership, culture and certification programs • A distinct, competitive differentiator The WESCO LEAN Mission Pull system for continuous improvement to drive business results by engaging employees at all levels to be customer focused, process minded, relentless in waste reduction, and empowered to lead positive change. Over 50 Value Creation Solutions

15 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview LEAN Evolution • LEAN initiatives “pushed” from the top • Created industry-leading LEAN business model • Built a corporate LEAN organization • Focused on “low hanging fruit” driven by business priorities • Select key initiatives led by corporate LEAN team • Limited focus on building a broad-based LEAN field culture • Strong commitment from executive management • LEAN concepts and tools customized internally • Opportunities driven by business goals • Initiatives led by a growing pool of LEAN experts • Increased focus on culture and certification • “Push” from the top plus increased “Pull” from field and functions • Executives are LEAN coaches focused on processes and results • All employees are involved in LEAN kaizens • LEAN is self-initiated; predominately based on “Pull” from the field • LEAN is deep rooted across the enterprise • Focus is on the total Value Stream and Supply Chain Optimization Creating a LEAN Enterprise is an ongoing journey: LEAN transformation from “Doing LEAN” to “Being LEAN” 2013 +2009 - 20122003 - 2008

DRIVING GROWTH > CREATING VALUE

WESCO's Acquisition Strategy

Growth Framework


Markets & Customers
Geographies
Core
Products & Suppliers

Acquisition strategy is focused on:

1. Adding products and services
2. Targeting core and new markets
3. Strengthening geographic position
4. Improving overall financial metrics

Current Acquisition Environment

- Highly fragmented industry
- Many profitable niches
- Primarily privately owned
- Generational change underway

Acquisition Targets


Industrial Supplies
Electrical
Plumbing and HVAC
Mechanical
Lab and Safety
Paper and Janitorial
Pipe, Valve, and Fittings
Fasteners
Commercial MRO
Filtration
U.S. MRO
Supply Market
$500B+

PRIMARY TARGETS Source: Modern Distribution Management, 2010

We are building on our track record of 14 acquisitions which added approximately $1.6B in annual revenues from 2005 through 2012

…adds capabilities, revenues, and profits

16 *WESCO Investor Day 2012*
ID12 Engel Overview

17 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Engel Overview Business Priorities and Financial Objectives • Grow faster than the market and strengthen business through acquisitions • Maintain industry leading cost structure • Expand operating profit and margins • Generate strong operating cash flow through the cycle • Provide superior investor returns …focused on shareholder value creation Long Term Financial Objectives Opportunity for Significant Value Creation TODAY TOMORROW Market-Focused Branches One WESCO National Accounts Global Accounts LEAN and Integrated Supply Complete Supply Chain North American Centric Global Fortune 500 company with market leadership positions, a balanced portfolio of businesses, and an operational excellence culture 1. Take share 2. Expand margins 3. Strengthen portfolio 4. Build high performance culture Business Priorities

DRIVING GROWTH > CREATING VALUE

WESCO Evolution

	Current	Vision
Customers and Markets • End Markets • Industry Leadership • Geographic Footprint • Customer Satisfaction	"Expanding Blue Chip Customer Base" Industrial, Construction, Utility, CIG North America North American base with Int'l expansion Improving	"Supply Chain Solutions Company" Vertical market expansion Undisputed #1 market positions Improved global mix Customer loyalty
Product and Service Portfolio • Product and Service Categories • Supplier Relationships	Electrical plus industrial, some services Strong partnerships	New product and service categories Supply chain "partner of choice"
LEAN: Continuous Improvement	Maturing and expanding	Self-initiated in all locations and groups
Talent and Culture	Strong and deep team Extra-effort employees	Industry leader and "employer of choice" One WESCO team
Marketing, Sales & Service	Competitive advantage	Competitive differentiator
IT and e-Business	Significantly enhanced	Competitive differentiator
Acquisitions	7 acquisitions since June 2010	Faster pace and larger sizes
Value Creation • Sales • EBIT % • Free Cash Flow • EPS • Cost Structure • Capital Structure	1st Half 2012 $3.3B 5.5% 92% of net income $2.18 Low cost leadership 1.9x leverage	Stretch goal: double-digit sales growth Back to 6%, then to 8.0% >80% net income through economic cycle Commensurate with net income growth Maintain low cost leadership 2.0 to 3.5x leverage

…strong company, excellent value creation opportunity

18 WESCO Investor Day 2012

ID12 Engel Overview

DRIVING GROWTH > CREATING VALUE

WESCO Strategic Plan – Key Initiatives

Growth Engines


Global Accounts & Integrated Supply


Utility


Lighting & Sustainability


Communications & Security


Construction


International


Government


Mergers & Acquisitions

To be reviewed in 2012 Investor Day

Operational Excellence Initiatives


Marketing Leadership


Pricing Effectiveness


Sales Management


Sourcing Effectiveness


Service Excellence


Talent Management

19 WESCO Investor Day 2012

ID12 Engel Overview

DRIVING GROWTH > CREATING VALUE Steve Van Oss Senior Vice President and Chief Operating Officer Sales, Margin, and Operations

2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Sales Growth • Organic ˗ Execution of growth engines ˗ Capacity and capability expansion • Acquisitions ˗ Product and service expansion ˗ Geographic strengthening Gross Margin Expansion • Pricing initiatives • Sourcing and purchasing initiatives • Acquisitions Operations • LEAN applications ˗ Sales management ˗ Supply chain ˗ Warehouse ˗ Distribution centers ˗ Transportation ˗ Customer service • Working capital improvement Operating Priorities …focus on above market profitable sales growth

3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – Global Accounts & Integrated Supply …focus on above market sales growth Strategic Priorities • Fortune 1000 focus • Application oriented value creation solutions • One WESCO emphasis • Expand with current customers • Capture new customers in target verticals Status • Leadership position • Serve majority of Fortune 500 customers • $2.2B+ opportunity pipeline • Encompasses approximately 1/3 of WESCO’s sales WESCO Opportunities • Global expansion • Supply chain management for Fortune 1000 and other multi- site companies • Scope expansion with current customer (MRO + OEM + Capex) • Customer focused LEAN applications

4 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – Communications & Security …focus on above market sales growth Strategic Priorities • Leverage Global Accounts customer relationships • Data centers (data plus electrical products) • Address security and outside plant applications • Expand geographic footprint Status • Favorable market trends in data centers, security and mobility over long term • 1 of 2 globally enabled data communications and security distributors • Initial success with One WESCO initiatives • $1B+ annual revenue run rate WESCO Opportunities • $20B global market opportunity • Global expansion • Broadband infrastructure expansion and in-building wireless • Intelligent buildings • Smart grid and outside plant

5 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – Utility …focus on above market sales growth Strategic Priorities • Expand scope of supply to Investor Owned Utilities and Public Power customers • Comprehensive offerings for transmission, substation and alternative energy projects • Integrated supply and supply chain management outsourcing for utilities Status • Favorable trends in utility power chain investments over long term • Effectively serving public power, investor-owned utilities, and alternative energy markets • Acquisitions of Brews Supply and Trydor Industries added utility products and services in Canada • Returned to sales growth in 2011 and 2012 WESCO Opportunities • $13B+ addressable market • Customer trends of outsourcing and supplier consolidation coupled with utility investments in generation and T&D • Supply chain management solutions for generation through transmission and distribution • Smart grid

6 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – Construction …focus on above market sales growth Strategic Priorities • Apply Global Accounts model to EPCs and contractors • Capitalize on existing customer relationships to sell and service the complete WESCO portfolio • Provide effective program management and supply chain services for entire project life cycle • Support growth with new branch additions and distribution center expansion Status • Non-residential construction market is in bottoming process • Solid backlog and pipeline of opportunities • One WESCO solutions are providing a differentiated offering (i.e., electrical plus data communications) • $2B+ sales run rate WESCO Opportunities • Support emerging contractor needs - Outsourcing - Supplier consolidation - Remote project management - Supply chain re-engineering • Deeper penetration with EPCs and Contractors (One WESCO) • Retrofit/renovation/upgrade projects with current end user customers • Global expansion and capital projects

DRIVING GROWTH > CREATING VALUE

Growth Engines – Government



WESCO Opportunities

- $15B+ addressable market
- One WESCO solutions for MRO and capital projects (data communications plus electrical)
- U.S. Government funded international projects

Strategic Priorities

- One WESCO cross functional team focused on government customers and applications
- Capture remaining stimulus projects (energy efficiency and broadband deployments)
- Added resources focusing on federal, state, and municipal funded facilities and projects

Status

- Large fragmented government market (federal, state, local) still provides growth opportunities for WESCO
- $0.5B+ run rate

…focus on above market sales growth

7 WESCO Investor Day 2012

ID12 Van Oss Operations

8 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – Lighting & Sustainability …focus on above market sales growth Strategic Priorities • Marketing initiatives centered on lighting and sustainability solutions • Dedicated resources with lighting focused branches and areas of specialization • LED technology shift Status • Increased sales and marketing resources • Lighting solution centers opened in Boston and Chicago • Sustainability, LED, and intelligent lighting systems technology are catalysts for future growth • $0.6B sales run rate WESCO Opportunities • $19B addressable market • Shift to solid state lighting technology provides both new construction and retrofit/renovation/upgrade opportunities • Sustainability and energy efficiency is high priority customer requirement

9 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Growth Engines – International …investing in key global markets Strategic Priorities • Expand global footprint in conjunction with customer opportunities • Leverage globally enabled product and service platforms (global accounts, capital projects, communications and security, and government) • Invest and expand in Canada • Selectively pursue in-country business development for attractive markets Status • Customers and suppliers seeking global distribution partners • Increasing global account activity • Record backlog • Increased investment in inventory, facilities, and personnel in attractive international locations WESCO Opportunities • Capitalize on increasing trends of urbanization, emerging market growth, and globalization • Extensive investment in oil and gas, mining, and metals • Support key customers in their global investment and expansion plans

10 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations WESCO’s Acquisition Program Acquisition Targets $305 $175 $65 $35 CIG Industrial Utility Construction Primary product categories • Broadband Communications • Electrical and Electronics • Safety and MRO $Millions Last 7 Acquisitions $580 Million By End Market Integration Status In process Substantially Complete Complete Potelcom RECO TVC Communications Brews RS Electronics Trydor Industries Conney Safety

11 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Acquisition Integration RS Electronics • $60M distributor of electrical and electronic products • Expands OEM applications for industrial customers Integration Status and Results • Combined with Carlton-Bates and AA Electric • Back office and operational integration complete • Financial results exceeding expectations Brews Supply and Trydor Industries • Combination establishes utility platform in Canada • Strengthens industrial offering in Canada Integration Status and Results • Combination of Brews and Trydor utility sales organizations in process • Consolidation of Calgary facilities complete • Financial results exceeding expectations Conney Safety • $85M premier distributor of MRO safety products • Strengthens safety products and services and enhances e-commerce capabilities • Provides a centralized model to support MRO sales to WESCO customer base Integration Status and Results • Strong support from customers and suppliers • Initial priority placed on sales execution plans • Back office integration activities underway Strengthens OEM offering Adds Utility in Canada Expands Safety and MRO …strengthens portfolio and One WESCO offering to customers Update on WESCO’s last 4 acquisitions

12 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Marketing and Business Development …focus on demand creation and consistent customer growth Marketing Capabilities 1. Value Creation 2. Commercial Activation 3. Sales Force Effectiveness 4. New Technologies 5. Strategy and Innovation 6. Branding and Communication 7. Market Knowledge 8. Segmentation and Targeting Demand Creation Sales Execution Strategic Priorities • Demand creation and customer loyalty programs • Brand management • Dedicated marketing specialists • Centralized lead generation and qualification team Status • Executing increasing number of direct marketing campaigns and themed trade shows • Growing library of One WESCO Value Creation Solutions for customers in target verticals • Adding resources to field marketing teams and lead qualification groups Marketing Leadership +

13 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Sales Capability and Capacity Expansion • 3,200+ sales and sales management personnel, an increase of 4% over the second quarter of last year • Highly productive sales force • Capacity expansion to support above market organic sales growth: − Productivity − Personnel additions • College recruitment program • Sales training and development • Customer Relationship Management (CRM) software implementation Adding Locations …drives profitable growth Investing in Sales 2009 2010 2011 2012YTD Industrial / Construction / Utility 4 10 24 15 Data and Broadband Communications 7 36 5 4 Total 11 46 29 19 • Greenfield openings and acquired company locations strengthen our position • Expansion is expected to continue • Trydor and Conney Acquisitions completed in July 2012 New and Acquired

14 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Gross Margin Expansion Expansion Drivers Pricing initiatives 50 to 100 bpts Sourcing and purchasing 50 to 100 bpts initiatives Acquisitions ~10 bpts per year 19.5% 20.2% 22% 10 12 14 16 18 20 22 24 26 28 30 2009 2011 Target …supporting operating margin expansion Gross Margin Expansion opportunity

DRIVING GROWTH > CREATING VALUE

Pricing Initiatives

Priorities

Pricing categorization and optimization	Price increase management	Customer rebate management
Robust tools and systems		
Investment in talent		

Key Initiatives

Inside sales incentive program
Customer class price points
List pricing with specific discounting
Special pricing arrangements
Enhanced freight recovery
Variable sales commission structure

Talent
(Indexed)


1.0
1.7
2009
Current

Sales Covered by Special Pricing Arrangements


$235M
$325M
65% increase
2009
2011

…focused on gross margin expansion

15 WESCO Investor Day 2012
ID12 Van Oss Operations

DRIVING GROWTH > CREATING VALUE

Sourcing and Purchasing Initiatives

Priorities

Volume leveraging	Maximize utilization of Preferred Suppliers	Customer-specific supplier price negotiations	Comprehensive category management

Robust tools and systems

Investment in talent

Key Initiatives

Regional procurement coordination
Category management
Special pricing arrangements
Supplier rebate expansion
Supplier rationalization
Private label products


Talent
(Indexed)
1.0
1.4
2009
Current


Top 20 Supplier Spend
$1.5B
$2.0B
33% increase
2009
Current

…focused on gross margin expansion

16 WESCO Investor Day 2012
ID12 Van Oss Operations

17 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Acquisitions …support our gross margin expansion objectives Gross Margin Accretive Potelcom 2010 TVC Communications 2010 RECO 2011 Brews 2011 RS Electronics 2012 Trydor Industries 2012 Conney Safety 2012       Operating Margin Accretive

18 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Operational Improvements Transportation Customer Service • Continuous evolution since launch in 2003 • Focus on productivity, capacity, organization and customer service • Hands-on application of LEAN tools • Enterprise-wide focus via “teach and do” workshops • Successful completion of over 500 warehouse Kaizen events • Focus on fleet efficiency, routing, demand balancing and service • Systematic freight expense recovery • Transportation synergies via branch network integration • Enterprise-wide deployment • One WESCO facilities (operational synergies) • Distribution center and branch optimization • Robust service metrics − Availability and fill rates − Voice of the Customer Warehouse LEAN Applications to Operations …support sales growth and gross margin expansion WESCO conducts approximately 20 Kaizen events weekly with a focus on value creation for our customers, internal transaction process improvements, and operational excellence.

19 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Van Oss Operations Summary • Execution of our growth engines and increased investments in sales and marketing have resulted in profitable above market results • Gross margin expansion initiatives are expected to translate to higher operating margins • LEAN operational improvements support investments in new facilities while enabling strong operating profit pull through

DRIVING GROWTH > CREATING VALUE Harald Henze Group Vice President and General Manager Canada

2 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 WESCO Canada • WESCO Canada is headquartered in Toronto. • WESCO has been operating in Canada since 1922. • $900M annual sales in 2011, with a first half 2012 annualized sales run rate of approximately $1B • Approximately 1,100 employees • Extensive footprint of more than 50 WESCO branches across Canada • Broad product and service portfolio • TVC acquisition in December 2010 strengthened communications products portfolio • Brews Supply acquisition in October 2011 strengthened utility and industrial OEM • Trydor Industries acquisition added products and services for utility …strong business in an attractive market WESCO Canada Business Profile

3 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 WESCO Canada …attractive long-term growth prospects Market Dynamics 1. Canadian market is buoyed by natural resource sectors. 2. Long-term growth prospects for oil, gas, and mining are very attractive. 3. Construction is one of Canada’s largest industries and is growing. 4. Utility is experiencing increased investment. 5. Green and sustainability initiatives are creating opportunities for new products and services. WESCO Canada has shown strong organic sales growth over the last several years.

DRIVING GROWTH > CREATING VALUE

Extensive Geographic Footprint


Quebec
Chicoutimi
Dorval WIS
Longeuil
Rimouski
Wabush
Sept-Isles
St. Laurent
Val D'or
Quebec City
British Columbia
Abbotsford
Burnaby
Castlegar
Kamloops
Kelowna
Nanaimo
Port Coquitlam
Prince George
Richmond
Surrey
Vancouver
Victoria
Fort St. John
Alberta
Edmonton
Edmonton SE
Red Deer
Calgary
Calgary N-new
Calgary NE
Fort McMurray
Grand Prairie
Lloydminster
Saskatchewan
Regina
Saskatoon
Estevan-new
Manitoba
Winnipeg
Ontario
Hamilton
Kingston
Kitchener
London
Markham
Markham Data Communications
Mississauga
Ottawa
Sarnia
Sudbury
Timmins
Windsor
New Brunswick
Moncton
P.E.I.
Newfoundland
St. Johns
Nova Scotia
Dartmouth
Sydney
Legend
Distribution Centers
Branch Locations

…includes a strong WESCO presence in all Canadian provinces

4
ID12 Canada

5 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 Investing for Growth Organic 1. Edmonton Distribution Center opened in 2009, with significant expansion in 2012 2. Toronto Distribution Center opened in 2012 (WESCO’s largest) 3. Additional branches planned in 2012 Acquisitions 1. TVC Communications (2010) 2. Brews Supply (2011) 3. Trydor Industries (2012) 1. Continue organic investments (sales resources, new locations, distribution center expansion) 2. One WESCO in Canada • Accelerate Global Accounts and Integrated Supply • Expand TVC Communications • Expand Brews Supply • Integrate and expand Trydor Industries 3. Accelerate LEAN 4. Additional acquisitions …and delivering strong results in Canada Business PrioritiesInvestments

6 ID12 Canada DRIVING GROWTH > CREATING VALUE Distribution Center Evolution • Custom Warehouse Management System (WMS) directs and controls all transactions in real time • “Paperless” processing via RF scanners, scanning and bar-code technology applications • Automated weight auditing quality check • Order sizes from single packages to truckloads • Products from single fuses to 3,500 lb. master reels Canadian Distribution Center Evolution 1987 Opened Montreal 1995 Opened Burnaby 2009 Opened Edmonton 2012 Opened Toronto 2012 Expanded Edmonton capacity 2013 Plan to open new Montreal facility …supports continued business growth in Canada

DRIVING GROWTH > CREATING VALUE

Construction Cycle



WESCO is primarily involved in the mid to late stages of a construction project

Construction Cycle Time

Design > *Bidding* > *Site Preparation* > *Construction*

1) Design
- Project formulation
- Architect / Engineer selection
- Final building plans

2) Bidding
- General Contractor selection
- Bids received, reviewed and submitted
- Scope of work compiled
- Take-offs conducted
- Construction contract awarded

3) Site Preparation
- Sub-contracts, material suppliers, equipment, services, and rentals procured
- Building permits, city approvals obtained
- Subcontractors and material suppliers consulted
- Schedule approved

4) Construction
- Subcontractors / distributors / suppliers execute according to the project schedule
- Distributors / suppliers provide products and value-added services
- Required equipment startup and tests documented
- Special inspections, building inspections, and test reports submitted to building, architect, and owner
- Keys, warranties, and maintenance manuals turned over to owner

Key Market Indicators

ABI Inquiries > **ABI** > **Construction Starts** > **Construction Put-In Place**

…WESCO adds value across entire construction cycle

7

ID12 Canada

8 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 Construction Success Stories Property Management / Retail Healthcare Hospital Expansion • $20M construction project over 3 years • Comprehensive construction project management required (procurement, staging, packaging, and delivery) • Toronto distribution center supports warehouse fulfillment on large projects Global Restaurant Chain • $5M+ lighting retrofit in 300 to 400 stores across Canada • Requirements include product staging, ship complete packages, and coordination across multiple sites • WESCO value-add includes distribution centers in every major geographic area, ship complete packages from one location per area, consistent packaging, and consolidated shipments to final site locations …reflect early customer engagement and strong project management

9 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 Addressing Utility Power Chain in Canada Brews Supply • Founded in 1927 in Alberta • Acquired by WESCO (October 2011) • End markets: Industrial and electrical utility • Key customers: − Oil and gas − Mining − Utilities − Industrial and construction companies • Strong supplier relationships Trydor Industries • Founded in 1972 • Acquired by WESCO (July 2012) • End markets: Electrical utility (Transmission, Substation, and Distribution) • Key customers: − Utilities − Independent power producers − Utility contractors • Full line distributor of high voltage products and services …with Brews Supply and Trydor Industries as the foundation

10 ID12 Canada DRIVING GROWTH > CREATING VALUE WESCO Investor Day 2012 One WESCO Success Stories in Canada Global Specialized Chemicals Global Diversified Industrial • Fortune 500 company with operations in more than 25 countries • WESCO revenues of more than $30 million • WESCO integrated supply personnel responsible for managing entire supply chain, including order processing, inventory management, parts inventory, and supplier quality for 8 customer locations in Canada • Orders placed through WESCO’s online e-crib solution • WESCO provides total cost of ownership savings on an annual basis • Fortune 500 company with operations in 7 countries • Purchase broad range of electrical products • Expanding operations throughout North America • WESCO revenues of more than $25 million in Canada • WESCO dedicated global accounts team coordinates system design services, product training, value creation events, and customer-specific inventory management …reflect successful global accounts and integrated supply implementation

11 ID12 Canada DRIVING GROWTH > CREATING VALUE Summary • Long term growth prospects for oil, gas, and mining in Canada are very attractive. • Investing for growth and delivering strong results in Canada. • One WESCO provides additional opportunities for profitable sales growth with customers.

DRIVING GROWTH > CREATING VALUE Andy Bergdoll Group Vice President and General Manager Utility

ID12 Utility2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Utility Market Overview Utility Power Chain Segments DistributionSubstationTransmissionGeneration Over $110B annual spend in U.S. and Canada _________ 12-15% is addressable by WESCO …attractive growth prospect over long term

DRIVING GROWTH > CREATING VALUE

Utility Power Chain: Generation and Transmission

	Generation 	Transmission 
Overview	• Approximately $50B annual spend in U.S. • Over 1.0M MW capacity ~700 major sites ✓ Coal / oil ~50% ✓ Gas ~25% ✓ Nuclear ~20% ✓ Renewables ~5% • Owned by IOUs (70%), non-utility entities, public power	• Approximately $25B annual spend in U.S. • National high voltage network – 365k miles • Complex system – 69kv to 765kv – nine independent system operators • Owned by IOUs (80%), transmission companies, public power, and government
Market Trends	• Competitive dispatch favoring gas generation • Coal plant environmental compliance driving coal plant investment and retirements • Loss of incentives impacting renewables • Weaker prospects for new nuclear construction	• Projects driven by capacity constraints, reliability, and renewables integration • Right of way and cost allocation issues • $72B major project pipeline
WESCO Position	• Plant level supply of core electrical products • Corporate level industrial and electrical MRO alliances • Outage support services, including nuclear • Construction project services	• Hardware scope in IOU alliances • Major project bid support and material packaging for utility contractors • Project and logistics service provider
WESCO Opportunity	• Integrated supply programs for MRO materials • Materials supply for coal plant upgrade projects • Materials supply and project services for new gas plant, wind, and solar construction projects • Lean business process improvements for outages	• Utility contractor national account program • Project materials management and logistics services expansion • Lean business process improvement for materials planning

3 *WESCO Investor Day 2012* ID12 Utility

DRIVING GROWTH > CREATING VALUE

Utility Power: Substation and Distribution

	Substation 	Distribution 
Overview	• Approximately $5B annual spend in U.S. • Decentralized infrastructure ✓ 450K high voltage stations (transmission) ✓ 1M medium voltage stations (distribution) • Owned by IOU (85%) and public power	• Approximately $30B annual spend • Metered system – overhead and underground ✓ 120 IOUs (122M meters) ✓ 1,000 CoOps (18M meters) ✓ 2,000 Muni's (22M meters)
Market Trends	• Spend driven by aging infrastructure ✓ 70% power transformers >25 years ✓ 60% circuit breakers >25 years • Investment in reliability, efficiency, security, and automation projects (smart grid focus)	• Spend driven by maintenance and storms; grid expansion spending remains low • Continued support for reliability and automation projects (smart grid focus) • Increase in demand for supply chain services
WESCO Position	• Hardware supply to utilities • Materials and packaging services for utility contractors • Manufacturer's rep to suppliers • One WESCO scope expansion including communications products and security products	• Leading national distributor to public power • Leader in alliance and integrated supply programs • Core supplier partnerships across all categories • One WESCO service models, branch infrastructure, product category expertise
WESCO Opportunity	• Core product share growth • Project materials management and logistics services expansion • Product scope expansion driven by Smart Grid, automation and security projects	• Core product share growth • Product and service scope expansion • Distribution automation project support • Supply chain services and integrated supply • Expansion into Gas distribution products

4 *WESCO Investor Day 2012*

ID12 Utility

DRIVING GROWTH > CREATING VALUE

WESCO Utility Scope of Supply Expansion

Product Categories

Group	#	Category	Gen	Trans	Sub/Dist
Core	1	T&D Components		✓	✓
Core	2	Wire/Cable/Conduit	✓		✓
Core	3	Equipment and Apparatus			✓
Core	4	Electrical MRO	✓		
Expansion	5	Communication and Security	✓		✓
Expansion	6	Outdoor Lighting			✓
Expansion	7	Industrial MRO and Tools	✓		✓
Expansion	8	Safety	✓	✓	✓
2nd Tier	9	Pipes, Valves, and Fittings	✓		✓*
2nd Tier	10	Power Transmission	✓		
2nd Tier	11	Welding Supplies	✓		
2nd Tier	12	Packing, Gaskets, Seals	✓		

*Gas Distribution

Customer Value Proposition
- Product / Supplier access – National scale with local support
- Service commitment
- Category management cost savings

Service Categories

#	Category	Gen	Trans	Sub/Dist
1	Sourcing and Category Mgmt.	✓		✓
2	Bill of Material Validation		✓	✓
3	Procurement and Expediting	✓	✓	✓
4	Inventory Management	✓	✓	✓
5	Transaction Automation	✓		✓
6	Warehouse and Site Ops	✓	✓	✓
7	Logistics	✓	✓	✓
8	Kitting Sub-Assembly		✓	✓
9	Outage Support Services	✓		
10	Second Tier Supplier Mgmt.	✓	✓	
11	Lean Programs	✓		✓
12	Sustainability Programs	✓		✓

Customer Value Proposition
- Business process Improvement
- Cost savings
- Outsourcing

…focused on supporting our customers' outsourcing plans

5 WESCO Investor Day 2012 ID12 Utility

DRIVING GROWTH > CREATING VALUE

Utility Integrated Supply Program

Category Management	Inventory Management	Procurement	Expediting	Transaction Management	Warehouse Operations	Logistics

WESCO Service Offerings

Category Management	Inventory Management	Procurement	Expediting	Transaction Management	Warehouse Operations	Logistics
• Strategic Sourcing • Category Strategies • Bid Management • TCO Evaluation • Product Standardization and Rationalization • Contract Management • Market Price Indexing	• Integrated Demand Planning • Inventory Optimization • Network Optimization • VMI Programs • Lobby Stock and Job Trailers	• PO Execution • Supplier Performance Management • System Integration • eProcurement Tools and eCatalogs • Inbound Freight Management	• Order and Shipment Tracking • Shortage Reports • Expedited Freight Evaluation • Need Date Management	• Invoice Automation and Processing • Mismatch Resolution • Receivables Processing • Cash Reconciliation • Supplier Payment • Metrics and Reporting	• Warehouse Management and Operation • Lean Warehousing • Kitting and Sub-Assembly • Cross-docking • Labor Outsourcing	• Logistics Management • Route Optimization • Shipment Consolidation • Delivery and Back-Haul • Job Site Deliveries

Integrated Supply Services Applications

Core WESCO product scope	2nd tier distribution scope (non-core to WESCO)	Direct spend, OEM spares, major equipment, etc.	Major projects / contractor spend

...provide turnkey outsourcing for our customers

6 WESCO Investor Day 2012 ID12 Utility

DRIVING GROWTH > CREATING VALUE

WESCO Utility Supply Chain Solutions

Operations and Maintenance

Generation

- Utility Challenge: MRO is 5% of non-fuel spend but 50%+ of business transactions which consumes supply chain resources.
- WESCO Solution: Integrated supply team combined with branch network for local plant support.
- WESCO Services: Fleet wide service/logistics, transaction automation, category management process, VMI, outage programs, and 2nd tier supplier management.

Transmission and Distribution (T&D)

- Utility Challenge: Resource constraints, cost savings mandates, demand planning; category management for "tactical spend," emergency response and supplier reliability.
- WESCO Solution: National network of T&D focused branches.
- WESCO Services: Category management, inventory planning and management, project kitting and staging, storm response logistics, standardization and integrated supply programs.

Capital Projects

Generation

- Utility Challenge: Supply chain coordination between multiple EPCs and contractors; control of material cost while outsourcing project activities.
- WESCO Solution: Major capital projects team combined with branch network for site support.
- WESCO Services: Integrated supply business processes, material take-offs, supply chain integration with construction schedule, mobilization and decommissioning.

Transmission and Distribution (T&D)

- Utility Challenge: Shift in spending to major projects, supply chain constraints, material control and cost on EPC projects, supplier capacity constraints.
- WESCO Solution: High Voltage team combined with T&D branch network for site support.
- WESCO Services: Bill of material validation, materials procurement and packaging, site materials management and logistics, contractor proposal and engineering support.

…address critical needs of our customers

7 WESCO Investor Day 2012

ID12 Utility

ID12 Utility8 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Generation Investments Coal: Environmental Investments • New EPA regulations in 2011 • 35 -70 GWs of coal will be retired due to cost of compliance • Compliance investment on the retained fleet is a $500M addressable spend for WESCO Renewables: New Wind/Solar Investments • $1B+ addressable spend over the next 5 years • State Renewable Portfolio Standards (RPS) in place to increase renewables percentage of total generation. • Investment Tax Credits have expired but some have been retained on registered projects; production tax credits set to expire at the end 2012 • Short term outlook is a softening in wind, but continued growth is expected in solar Gas: New Plant Investments • $5B+ addressable spend over next 10 years (100 - 150 GWs of new construction) • EPC firms and electrical contractors are the primary channel (current WESCO customers) • WESCO’s integrated supply business models and project services provide a competitive differentiator …provide excellent growth opportunities for WESCO

ID12 Utility9 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Smart Grid Projects Investments Market Adoptio n …provide substantial opportunities for WESCO Advanced Metering Infrastructure Source: Utilimetrics

ID12 Utility10 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Recent Success Stories Generation and Distribution Supply Chain Services • Utility merger led to customer sourcing event to capture integration savings for combined spend of over $90M • WESCO introduced an integrated supply business model that was scalable to include other partners • Implementation involved state of the art system integration with utility work order management and inventory system • Final consortium contract structure utilizes five existing WESCO branches and one new branch that is co-located with the customer Transmission Project Services • Utility customer experienced material logistics problems • Contractor awarded project for 100 miles of 345Kv transmission line • WESCO awarded $18M material and services contract to manage contractor and owner furnished materials • Customer awarded a stimulus funded project • WESCO brought expertise in communication technology, project management and services • WESCO awarded three year $20M program which includes procurement, materials management, warehousing and logistics services Public Power Project Services

ID12 Utility11 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE • The utility market is large and undergoing significant changes which are creating excellent growth opportunities for WESCO. • WESCO’s core competencies are closely aligned with our customers’ investment priorities. • WESCO has share growth opportunities in all sectors of the utility power chain. • WESCO is the recognized utility industry leader in integrated supply programs and utilities are placing an increasing value on these services. Summary

DRIVING GROWTH > CREATING VALUE David Bemoras Group Vice President and General Manager Communications and Security

2 ID12 Communications DRIVING GROWTH > CREATING VALUE WESCO is a “One-Stop Shop” for a wide variety of data communications, security, broadband, and electrical products and general supplies Communications and Security Customer Value PropositionAddressable Market A wide range of customer communication applications are supported, encompassing a $20B addressable global market opportunity: • Voice and data communications • Security, surveillance, access control • Data centers • Intelligent buildings • Broadband networks • Wireless communications • Audio and video • Smart grid and outside plant • Financial strength • Consultative selling approach • Customized solutions • Global supply chain services • Highly experienced technical sales force • Best-in-class supplier ecosystem • Broad product offering …provides excellent growth opportunities for WESCO

DRIVING GROWTH > CREATING VALUE

Extensive Communications Portfolio

Broadband Communications

Product Category & Description	Products
Signal Origination Head-end and central office equipment used to receive and process signals for transmission	• Satellite Receivers • Processors • VoIP Equipment • VOD Equipment • Advertising Insertion 
Plant The main delivery system used to carry the signal from the point of origination to the main line (can be aerial or underground)	• Cable (coax, copper, fiber) • Pole Line Hardware • Line Splitters & Nodes • Conduit • MaxCell 
Drop The point at which the signal branches from main line and terminates at the customer premises	• Splitters • Drop Cable • Drop Hardware • Connectors • Jumpers 
Customer Premises Equipment Products used to carry the signal inside the customer premises to the computer, phone or TV	• Modems • Remotes • Set-Top Boxes • Installation Kits 
Installation Supplies & Test Equipment Products used to install, test and repair all system components	• Hand Tools • Ladders • Signal Level Meters • Batteries • Spectrum Analyzers • Test Tone Generators 

Data Communications & Security

Product Category & Description	Products
Network Cabling & Connectivity Products that are used to connect one device to another, with the purpose of sharing data across the network	• UTP & STP Cable • Fiber Optic Cable • Patch cords • Connectors • Patch Panels • Pre-Terminated Systems 
Racks, Cabinets & Cable Management The physical containment devices used to hold network electronics and to manage the routing of network cable	• Server Cabinets • 2 & 4-Post Racks • Network Cabinets • Ladder Racks • Cable Trays • Cable Organizers 
Wireless & Local Area Network Equipment Systems used to transmit and/or convert data in the local area network	• Distributed Antenna Systems (DAS) • Access Points • VoIP & KVM Switches, PoE • Network Monitoring • Media Converters 
Power & Protection Products that are used to supply, protect, condition and control electrical energy that enters a facility	• UPS • Surge Suppressors • Power Strips • Power Conditioning • PDU • Remote Power Panels 
Security Solutions comprised of a combination of software & hardware designed to limit the exposure of a facility or computer network to access from undesired sources	• IP & Analog Cameras • Video Software • Access Control • Fire/Burglar Alarm • Monitors • Servers • Mass Notification 

...address diverse set of customers and applications

3
ID12 Communications

4 ID12 Communications DRIVING GROWTH > CREATING VALUE Key Market Trends Favor WESCO 1. Data center consolidation in the public and federal spaces 2. Cloud computing driving growth of collocation data centers 3. Federal government investing in broadband networks 4. Enterprise in-building wireless systems gain broad acceptance 5. Intelligent LED lighting creating demand for cable infrastructure 6. IP security business continues strong growth trajectory Key Market Trends WESCO Position • One of only two globally enabled data communications and security distributors • Diverse customer base • Supplier advocacy and preferential support • Demand creation marketing programs that “close the loop” on investment • Common ERP system that creates scalability and a seamless customer experience …driven by a digital world which is rapidly accelerating Business and consumer consumption of bandwidth technology and increasing security demands will continue to stimulate capital investment

DRIVING GROWTH > CREATING VALUE

Market Trends Highlight:
IP Security Growth Continues, Shifting to Indirect Model

Global Video Surveillance Market 2011-2016*


Manfacturer Revenues in $B
25
20
15
10
5
0
2011
2012
2013
2014
2015
2016
$10.5
$11.9
$13.6
$15.5
$17.7
$20.5
Total Video Surveillance Market
Network (IP)
Analog
*source IMS Research

$20B+ Market Opportunity by 2016


2012
$11.9B
2016
$20.5B

Total CAGR ~14%, IP Surveillance CAGR ~24%

IP Surveillance **Analog Surveillance**

Security Trends

- Market continues aggressive transition from analog to IP technologies
- Manufacturer movement from dealer direct model to distribution
- Cabling installers getting into IP security business
- New applications for video beyond traditional surveillance emerging

WESCO Actions

- Hired senior level executive with 20+ years of industry experience and wealth of IP security industry contacts
- Field organization restructured to better support local and national customers
- Extensive national training plan with dedicated security training resources
- Laser focus on core suppliers
- Demand creation marketing targeting needs of leading integrators

5

ID12 Communications

6 ID12 Communications DRIVING GROWTH > CREATING VALUE One WESCO Communications Opportunities Government Energy Commercial Education Automotive Healthcare …exist in all of WESCO’s addressable markets Data Communications Broadband Security Industrial OEMResidential

7 ID12 Communications DRIVING GROWTH > CREATING VALUE Utilizing the Power of One WESCO Government • Core WESCO competency • Growth slowing, but significant opportunities exist with Federal Data Center Consolidation Initiative (FDCCI) • One WESCO sales force International & Global Accounts Security • Competent technical support organization in place • Leveraging world-class supplier relationships Data Centers • Growth market • One WESCO “Sweet Spot” • One WESCO iPad App • Electrical opportunity is 4X greater than data communications Utility • Dedicated CSC resources • Teaming with WESCO utility sales force • Smart grid, broadband and security Broadband • Data communication products supporting IP migration • One WESCO Outside Plant (OSP) offering supporting enterprise opportunities • Data communication leadership embedded in WESCO Global Accounts team • Data communication teams added in EMEA region …to drive results

DRIVING GROWTH > CREATING VALUE

Key Strategic Initiatives

Communications and Security Everywhere



- Core offering in all WESCO locations
- Global footprint
- One WESCO

End-User Specification Selling Team



- Win the "race" to the end user
- Increase supplier advocacy and margins
- Dedicated sales force
- One WESCO data center focus

Target Selling



- Laser focus on high-value named accounts
- "Over serve" the best customers
- Increase customer touches where the biggest opportunities reside

Global Accounts and International



- Global Accounts focus
- Viable alternative for U.S.-based global customers
- One WESCO approach
- Leverage supplier partnerships

Outside Plant Solutions



- Leverage TVC portfolio with dedicated sales resources to sell additional products to existing customers
- MaxCell growth
- One WESCO approach

Service Excellence



- Distribution Centers
- Lean culture
- Superior customer experience

Product Line Expansion



- Address growth areas (DAS, IP Lighting, etc.)
- Support solution selling
- Leverage domain knowledge
- Proprietary offerings

Acquisition Strategy



- Product line expansion
- Geographic reach
- Local market strengthening
- Deepen supplier partnerships

…support continued communications growth

8

ID12 Communications

9 ID12 Communications DRIVING GROWTH > CREATING VALUE Success Stories IP Security National Political Convention Global Accounts Financial Services Conglomerate • Leveraged existing relationship with local security integrator partner • Created win-win partnership that captured entire security build-out for a convention center that was hosting a major national political convention • Objective was to provide police with 24/7/365 surveillance of 15,000 protestors • Result: on-time delivery of 60 IP cameras with full wireless system that operated through a wireless mesh network • Beginning to build on years of successful U.S. support: enterprise and data center build-outs • One WESCO approach creating synergies for customer via consolidation of spend • Recent successes setting the stage for expanded support in EMEA and APAC • Global support plan being developed now in conjunction with the customer which includes technology specification documents and IT infrastructure requirements for international standardization

10 ID12 Communications DRIVING GROWTH > CREATING VALUE Summary • Market trends are favorable for growth over long term • One WESCO approach creating synergies across the business • Industry’s most extensive product offering • Go-to-market model compelling for Fortune 1000 companies • WESCO well-positioned to capitalize on IP security migration path • Expansion of value-added product lines, services, and marketing programs to support customer needs and total solution delivery The Power of One WESCO… investing in and delivering growth

DRIVING GROWTH > CREATING VALUE Kevin Kerby Vice President Global Accounts

ID12 Global Accounts2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Global Accounts and Integrated Supply • Fortune 1000 focus • Application oriented value creation solutions • One WESCO emphasis • Expand with current customers • Capture new customers in target verticals Global Accounts & Integrated Supply BUSINESS MODELS Global Accounts Provides comprehensive supply chain solutions to Fortune 1000 and other multi-site companies for their MRO, OEM, and capital expenditure needs Integrated Supply Provides turnkey outsourcing solutions for MRO and OEM procurement and other supply chain needs Customer Relationship Management Full range of products and services for MRO, OEM, and Capital Projects …provides comprehensive supply chain solutions for our customers

ID12 Global Accounts3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Opportunity Pipeline Target Identification Discovery Meetings Proposals Negotiations WESCO Wins Current Customers (Expansion) New Customers (Prospects) Target Identification Discovery Meetings Proposals Negotiations $760M+ $570M+ $660M+ $250M+ 1 2 3 4 Total $2.2B+ 4-Stage Process …record pipeline in excess of $2.2B

ID12 Global Accounts4 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Significant Growth Potential 1. Petrochemical 2. Government 3. OEM materials 4. Contractors 5. Utilities 6. Metals and Mining 7. Food Processing 8. Aerospace and Defense 9. Pulp and Paper 10. Healthcare and Education 11. Electrical and Electronics 12. Integrators and e-Commerce 13. Commercial and Retail 14. Transportation 15. General Industrial Key VerticalsBusiness Development Life Cycle …to increase customer share and add new customers Demand Generation and Lead Qualification Solution Selling Pipeline Management Account Management Real Time Selling, Service, and Support (Branch Network) + Targeting Key Verticals + + +

ID12 Global Accounts5 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Customer Engagement Extending our lead through… Target Audience Objective Centralized lead generation and qualification CPO, CIO New customer acquisition Global account managers with vertical market and key customer account focus CPO, CFO, CIO, VP Operations Existing customer penetration and C-level relationships Geographic implementation teams Plant Manager Plant Engineer Sustainability Manager Driving plant-level sales and LEAN initiatives Branch sales, service, and support personnel Plant Engineer Maintenance Engineer Local sales, service, and technical support …working all organizational levels and key customer decision makers

DRIVING GROWTH > CREATING VALUE

Four Primary WESCO Solution Sets

1 Integrated Supply

- Turnkey outsourcing solutions
- Provides staff
- Proprietary technology
- Best in class procurement processes



UNITED TECHNOLOGIES ExxonMobil

2 Global Capital Project Management

- Upgrades and retrofits
- Site renovations, expansions
- New facilities
- Material take offs, supply chain management, inventory control



Chevron MARATHON Duke Energy FLUOR

3 Direct Material Solutions

- Supply chain consulting
- Production and assembly line stocks
- Kitting
- JIT deliveries
- Global sourcing and procurement



ABB EATON Powering Business Worldwide

4 Strategic Industrial & Electrical Distribution

- Daily replenishments
- Scheduled maintenance
- Sustainability programs
- Emergencies
- Small projects



3M Chevron USS United States Steel Corporation

…address key customer needs and applications

6 WESCO Investor Day 2012 ID12 Global Accounts

DRIVING GROWTH > CREATING VALUE

Global Supply Chain Capabilities



Chevron	ExxonMobil
Afghanistan	Angola
Angola	Argentina
Bangladesh	Australia
Brazil	Cameroon
China	Canada
Guam	Chad
Kazakhstan	Equatorial Guinea
Liberia	Guam
Nigeria	Indonesia
Philippines	Iraq
Singapore	Italy
Thailand	Malaysia
Venezuela	Nigeria
	Norway
	Qatar
	Sakhalin Islands
	Saudi Arabia
	Singapore
	Thailand

…enable WESCO to support customer locations anywhere in the world

7 *WESCO Investor Day 2012*

ID12 Global Accounts

ID12 Global Accounts8 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE One WESCO Success Story • Built successful relationship with top petrochemical company in several states in U.S., centered on electrical MRO • Expanded relationship to include capital projects for off-shore oil platforms. • Further expanded relationship to provide MRO and capital project support across entire U.S. • Now expanding globally to support all customer facilities worldwide • Algeria • Angola • Azerbaijan • Egypt • Georgia • Indonesia • Iraq • Norway • Oman • Trinidad • Turkey • UK …spotlights our ability to expand with current customers Customer locations in:

ID12 Global Accounts9 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE Summary • The addressable market is very large and fragmented, creating excellent growth opportunities for WESCO. • WESCO’s supply chain management capabilities are closely aligned with our customers’ investment priorities and outsourcing plans. • One WESCO has expanded our scope of supply and created additional customer spend capture opportunities. • WESCO has customer share growth opportunities in all spend segments.

DRIVING GROWTH > CREATING VALUE Paul Jeffries Group Vice President and General Manager Integrated Supply

2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply WESCO Integrated Supply Core Capabilities A leading outsourcing company for maintenance, repairs, and operations materials, low-value direct materials, and supply chain services • Programs range up to more than $200 million in annual spend • Procurement process centers in North America, Asia, and Europe • Manages over 60,000 suppliers and more than 7 million transactions annually • ISO-9002 and ASQR-01 certified …provide turnkey outsourcing for our customers

3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply MRO Value Proposition Tail Spend from Customer 1 + Tail Spend from Customer 3 + Tail Spend from Customer 2 + Tail Spend from Customer 4 + Tail Spend from Customer 5 …outsourcing to WESCO allows customers to concentrate on their core business Customer Spend Profile • Leveraged MRO Agreements • Spot Buys • Low Spend Suppliers • Small projects • Maverick Spend • Poor Item Descriptions • Remote Sites PPE, Tooling, Abrasives, Electrical Savings Opportunities Etc. Only 15% of total customer savings is associated with lower material prices

4 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply WESCO Integrated Supply Offerings WESCO’s integrated supply services range from a one-off solution managed by a local branch for a single customer location to a turnkey outsourcing program in which WESCO manages the entire procurement process and supply chain for the customer. …include a continuum of supply chain management options

5 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply Crib management systems capable of: • Warranty Tracking • Inventory Management • Customized e-Catalogs • Limit of Authority Hierarchy …and more Kanban Point of Use Tools Vending Solutions Bar Code Scanning WESCO Supply Chain Technology Platforms Complete crib management systems Full KPI and metrics suite Real time visibility to all cost savings Web based Req-to-Check systems …are at the center of our integrated supply solutions

6 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply WESCO e-Crib Applications …provide master inventory control and part ordering system e-Crib is your total solution for: • Inventory management • Warranty tracking • Universal part numbers • Worldwide reporting • Customized e-catalogs • Savings programs • Supplier quality tracking

7 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply Strategic Outsourcing Solution for Fortune 500 Company − 20-year customer relationship of providing global supply chain outsourcing (North America, Europe, and Asia) −WESCO personnel on site at plants − Industrial MRO spend processed utilizing WESCO technology platform and applications − Best-in-class supply chain processes drive year over year cost savings, product rationalization, and supplier consolidation Success Stories – Integrated Supply

8 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID12 Integrated Supply Summary • WESCO’s extensive supply chain management experience is being applied to customers’ operations • More than 50 years of integrated supply experience − Robust e-commerce capabilities − Strong supplier relationships −Operations in 20 countries • Increased trends of customer outsourcing and supplier consolidation provide continued growth opportunities for WESCO

DRIVING GROWTH > CREATING VALUE Ken Parks Vice President and Chief Financial Officer Financial Results and Expectations

2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Maintain industry-leading cost structure Expand operating profit and margins Generate strong operating cash flow through the cycle Provide superior investor returns Long Term Financial Objectives …focused on shareholder value creation Grow sales faster than the market and strengthen business through acquisitions      9 14 11 <1 7 4 15.1 14.2 14.0 15.3 18.3 18.6 Graybar Rexel NAED 211 333 363 4.2 5.4 5.6 112 134 230 97 68 104 Note: All periods are 2010, 2011, and TTM 2012 unless otherwise noted 106 24 26 121 118 21 WCC S&P 500 Russell 2000 GMW FAST AXE TSR (1/1/2010 to 7/31/2012) 14.2% WCC CORE GROWTH ACQUIRED GROWTH SG&A% 2011 SG&A% COMP. (%) (%) EBIT ($M) EBIT% FCF ($M) FCF% OF NI

3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Long Term Focus on Profitable Growth …operating profit pull through delivering results EBIT 4.7x TOTAL SALES 1.9x HEADCOUNT 1.2x 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 TTM 2012

4 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Strong Performance Operating ProfitSales Free Cash Flow to Net IncomeEPS ($ Billions) 2009 2010 2011 TTM 2012 2009 2010 2011 TTM 2012 $ 2009 2010 2011 TTM 2012 2009 2010 2011 TTM 2012 32% CAGR 119% of Average Net Income 26% CAGR …throughout this protracted economic recovery period $2.46 $2.50 $3.96 $4.42 180 211 333 363 4.6 5.1 6.1 6.4 14% CAGR 265% 97% 68% 104% ($ Millions)

5 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials 2012 Performance First Half 2012 FY 2012 Outlook Sales $ 3.3B 10.9% growth including 2.4% from acquisitions 8 - 12% growth including 3% from acquisitions Gross Margins 20.0% Down 10 bpts At or above 20.2% Operating Margins 5.5% 40 bpts expansion 40 - 60 bpts expansion Tax Rate 29.7% 30 - 32% Net Income $112M 28% growth 20 - 25% growth EPS $2.18 25% growth $4.40+ Free Cash Flow $103M 92% of net income At or above 80%of net income Leverage Ratio 1.9X 2.0 to 3.5X EBITDA …solid first half 2012 results in line with full year outlook

6 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Cost Leverage Sales per Employee ($ Thousands) Operating Profit per Employee ($ Thousands) 2009 2010 2011 TTM 2012 …compares favorably to industry benchmarks 753 788 860 889 561 NAED 29 33 47 50 14 NAED 2009 2010 2011 TTM 2012 NAED: National Association of Electrical Distributors

7 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials LEAN for Administration • Process improvement teams in place to leverage evolution of Oracle financials and WESCO’s IT applications • Focus is on administrative and back office process efficiency and effectiveness Current Focus Areas • Closing cycle time reduction • Credit card payment processing • Supplier payments and documentation • Expense reporting and reimbursement • Special pricing agreements • Financial planning applications • Management reporting tools …targets increased administrative efficiency and effectiveness

8 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Cash Generation 236 279 112 134 230 213 105 115 196 221 2008 2009 2010 2011 TTM 2012 64% 33% 3% Cash Redeployment …improving leverage and driving growth Free Cash Flow ($M) Net Income ($M) Debt Reduction Acquisitions Other $0.9 Billion

9 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Cash Flow Management …expect to maintain fiscal discipline while funding growth First Use Support organic growth at greater than market rates Second Use Fund accretive acquisitions to supplement organic growth Third Use Reduce financial leverage Fourth Use If Debt to EBITDA ratio is sustained below 2.0, return capital to shareholders + +

10 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012E Capital Structure • Liquidity in excess of $640M at June 30 • Access to multiple capital markets • Staggered maturities on debt instruments • Leverage ratio below target range of 2.0x to 3.5x at June 30 • Expect to convert at least 80% of net income into free cash flow …supports our growth strategy Strong Capital Structure Leverage Ratio June 30 2012 at 1.9X

11 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Cumulative Acquisitions Since 2010 325 400 580 0 100 200 300 400 500 600 700 2010 2011 2012 Acquisition Date Annual Sales Estimated 1st Year Accretion Potelcom 6/10 $25M TVC Communications 12/10 $300M $0.30 RECO 3/11 $25M Brews 10/11 $50M $0.04 RS Electronics 1/12 $60M $0.04 Trydor Industries 7/12 $35M $0.05 Conney 7/12 $85M $0.10 $580M $0.53+ …driving strategic growth and shareholder value Acquisition Priorities Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO     Acquired Sales ($ Millions) 2 2 3 # Completed

12 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials End Market Key Indicators End Market 2012 Sales Mix Key Market Drivers / Indicators Current Momentum Industrial 44% • Industrial Production • Electrical equipment new orders • ISM Purchasing Managers’ Index • Capacity utilization Construction 32% • Architecture Billings Index • Renovations and retrofits • Construction starts and put in place Utility 11% • Distribution grid maintenance and upgrades • New starts and installed meters • Generation MRO, upgrades, expansions • Transmission line extension CIG 13% • Government spending • Communications spending • Education, healthcare, and financial …economic recovery continues through 2012 Improving Flat Declining

13 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials 2013 Anticipated Business Environment • Utility spending • Non-residential construction • Electrical equipment orders • Credit availability and low interest rates • Share shift to larger players • Industry consolidation • Residential construction • U.S. industrial production rate • Global growth • Raw material prices • Energy prices • Government deficits • Consumer spending • Unemployment • European debt crisis ramifications • China growth slowing ‒ …expect continued demand growth in 2013

14 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials 2013 Financial Outlook … An Early Look • Sales growth 7 - 11% − Market growth (GDP plus 2-3%) 4 - 6% − Share gain 1 - 2% − Acquisitions 2 - 3% • Operating margin expansion 40 - 60 bpts − Gross margin expansion plus operating cost leverage − Core pull-through target of 50% − Accretive acquisitions • Tax rate 30 - 32% • Net income 15%+ growth • EPS $5.40+ …continuing to invest in growth, while driving operating leverage

15 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials Industrial 2012 to 2015 Sales Targets Balanced Growth Utility CIG Construction $5.1 $6.1 $6.7 7-11% CAGR 2010 2011 2012E 2015E Sales $B …expect continued sales growth momentum 2013E $7.3+

16 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials 2012 to 2015 Operating Margin Targets Pricing/Sourcing Margin Drivers Portfolio Efficiency …driving to 15% ROIC by 2015 4.2% 5.4% 5.8%+ 40-60 bpts/yr 2010 2011 2012E 2015E Operating Margin % 6.2%+ 2013E

17 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE ID2012 Financials EPS and Stock Price Performance …solid business results are driving shareholder value EPS Stock Price $0.70 $0.43 $0.49 $0.65 $1.47 $2.09 $4.08 $4.82 $4.71 $2.46 $2.50 $3.96 $4.42 $8.65 $7.57 $5.62 $5.53 $18.80 $33.30 $62.15 $55.08 $33.40 $23.94 $37.59 $51.28 $53.76 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $0 $10 $20 $30 $40 $50 $60 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 TTM 2012

DRIVING GROWTH > CREATING VALUE John J. Engel Chairman, President, and Chief Executive Officer Q&A and Closing Remarks

2 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE 2012ID Engel Q&A Invest in WESCO • Industry leader with low risk business profile • Proven business model and well positioned in large, fragmented markets • Organic sales growth faster than the market • Operational excellence culture founded on LEAN • Excellent margin expansion results and future potential • Proven acquirer in a consolidating industry • Strong free cash flow generation through economic cycle …strong company, excellent value creation opportunity

3 WESCO Investor Day 2012 DRIVING GROWTH > CREATING VALUE 2012ID Engel Q&A

          Appendix    1) Definitions  2) Regulation G Non‐GAAP Financial Measures

623

DRIVING GROWTH > CREATING VALUE

WESCO International, Inc.
Definitions Appendix

Financial leverage is calculated by dividing total debt, including debt discount, by the trailing twelve months earnings before interest, taxes, depreciation, and amortization (EBITDA).

Free cash flow is calculated by deducting capital expenditures from cash flow provided by operations.

Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales.

Liquidity is total availability under asset-backed facilities plus invested cash.

Total Shareholder Return (TSR) is the total return of a stock to an investor during a period of time, including capital gains and dividends, assuming reinvestment of dividends.

Trailing Twelve Months (TTM) is the summation of the prior four quarters ending June 30, 2012.

This presentation includes certain non‐GAAP financial measures.  These financial measures  include financial leverage, free cash flow, gross profit and liquidity.  The Company believes  that these non‐GAAP measures are useful to investors in order to provide a better understanding  of the Company's capital structure position and liquidity on a comparable basis.  Additionally,  certain non‐GAAP measures either focus on or exclude transactions of an unusual nature,  allowing investors to more easily compare the Company's financial performance from period  to period.  Management does not use these non‐GAAP financial measures for any purpose  other than the reasons stated above. NON‐GAAP FINANCIAL MEASURES

WESCO INTERNATIONAL, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(dollar amounts in millions)

(Unaudited)

Free cash flow:

	FY 2010	FY 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	TTM 2012
Cash flow provided by operations	$ 127	$ 167	$ 49	$ 96	$ 58	$ 57	$ 260
Less: Capital expenditures	(15)	(33)	(8)	(9)	(5)	(8)	(30)
Free cash flow	$ 112	$ 134	$ 41	$ 87	$ 53	$ 49	$ 230
Net Income	$ 115	$ 196	$ 54	$ 55	$ 53	$ 59	$ 221
Free cash flow % of net income	97%	68%					104%

Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs.

Twelve Months Ended June 30, 2012 Financial Leverage:     Income from operations 362,822$                   Depreciation and amortization 32,941                           EBITDA 395,763$               June 30, 2012 Short‐term debt 19,409$                 Current debt 2,037                     Long‐term debt 562,750                Debt discount related to convertible debentures (1) 174,485                     Total debt including debt discount 758,681$               Financial leverage ratio 1.9 (1)The convertible debentures are presented in the consolidated balance  sheets in long‐term debt net of the unamortized discount.  total debt, including debt discount, by the trailing twelve months  earnings before interest, taxes, depreciation and amortization (EBITDA). WESCO INTERNATIONAL, INC. RECONCILIATION OF NON‐GAAP FINANCIAL MEASURES (dollar amounts in thousands) (Unaudited) Note: Financial leverage is provided by the Company as an indicator of  capital structure position.  Financial leverage is calculated by dividing

Six Months Ended Gross Profit: June 30, FY FY FY  2012 2011 2010 2009 Net Sales 3,279$         6,126$        5,064$       4,624$       Cost of goods sold (excluding depreciation and amortization) 2,623           4,889$        4,065$       3,724$         Gross profit 656$             1,237$        999$           900$              Gross margin 20.0% 20.2% 19.7% 19.5% WESCO INTERNATIONAL, INC. RECONCILIATION OF NON‐GAAP FINANCIAL MEASURES (dollar amounts in millions) (Unaudited) Note:  Gross profit is provided by the Company as an additional financial measure.  Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales.  This amount represents a commonly used financial meausre within the distributino industy.  Gross margin is calculated by dividing gross profit by net sales.

Liquidity: June 30, 2012 Available borrowing capacity ‐ revolving credit facility 367.5$         Available borrowing capacity ‐ accounts receivable securitization facility 245.0           Invested cash 29.8                 Liquidity 642.3$         cash and available borrowing capacity under its debt facilities. WESCO INTERNATIONAL, INC. RECONCILIATION OF NON‐GAAP FINANCIAL MEASURES (dollar amounts in millions) (Unaudited) Note:  Liquidity is provided as additional information for measuring the Company's ability to fund its operations.  Liquidity represents the sum of the Company's invested